Exhibit 99.3


SL 901/R

Corporate Presentation

August 2026

HARROW®

Your patients. Our purpose.

Safe Harbor

This presentation contains "forward-looking statements" as defined in the U.S. Private Securities Litigation Reform Act of 1995. You are cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of Harrow, Inc. (the "Company" or "Harrow"). Some of these risks and uncertainties include, but are not limited to: liquidity or results of operations; our ability to successfully implement our business plan, develop and commercialize our products, product candidates and proprietary formulations in a timely manner or at all, identify and acquire additional products, manage our pharmacy operations, service our debt, obtain financing necessary to operate our business, recruit and retain qualified personnel, manage any growth we may experience and successfully realize the benefits of our previous acquisitions and any other acquisitions and collaborative arrangements we may pursue; competition from pharmaceutical companies, outsourcing facilities and pharmacies; general economic and business conditions, including inflation and supply chain challenges; regulatory and legal risks and uncertainties related to our pharmacy operations and the pharmacy and pharmaceutical business in general, including the ongoing communications with the U.S. Food and Drug Administration related to compliance and quality plans at our outsourcing facility in New Jersey; and physician interest in and market acceptance of our current and any future formulations and compounding pharmacies generally. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q filed with the SEC. Such documents may be read free of charge on the SEC's web site at www.sec.gov. All forward-looking statements are qualified in their entirety by this cautionary statement. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Harrow expressly disclaims any intent or obligation to update these forward-looking statements except as required by law. The Company's compounded formulations are not FDA approved. All trademarks, service marks and trade names included in this presentation are the property of their respective owners. This presentation refers to non-GAAP financial measures, specifically adjusted EBITDA. A reconciliation and/or further description of any non-GAAP measures with the most directly comparable GAAP measures are included in the Company's Letters to Stockholders, available on its website. All content included in this presentation is intended for investors and the investment community and is not intended as marketing material or for use by healthcare professionals and their patients.

Harrow. We Are Ophthalmic Pharma.

Diversified provider of ophthalmic disease management solutions in North America

Largest U.S. portfolio of prescription ophthalmic products, broadly covering the ophthalmic anatomy

Delivery Types:	Injectable | Topical Drops | Nasal Spray
Product Categories:	Buy & Bill | Branded | Generic Over-the-Counter | Compounded
Disease Origins:	Anterior | Posterior | Ocular Surface
Payer Types:	Commercial | Government | Cash

Key revenue drivers are best-in-class products with large market opportunities

Vevye, Tyrvaya	Dry Eye Disease	
IHEEZO	Ocular Anesthesia	
Triesence	PF Corticosteroid (Inj.)	
Byooviz	Anti-VEGF	
Opuviz aflibercept-yszy	Anti-VEGF	2027
G-MELT™ Drug Candidate	Sedation	2028

Scalable commercial platform; innovative approach to market access and distribution

- **Access** and **affordability** are foundational Harrow commitments
- **Access for All** programs ensure eligible patients can receive Harrow products for as low as $0, or a maximum of $59
- Harrow **commercial infrastructure** scales, allowing future acquisitions to "**plug-in**" and begin to generate revenue

Harrow was founded to advance the standard of eye care and deliver safe, effective, accessible, and affordable medications that enhance patient compliance and improve clinical outcomes

Harrow. We Are Ophthalmic Pharma.

Ocular Surface

BYQLOVI
(clobetasol propionate ophthalmic suspension) 0.05%

IHEEZO
(chloroprocaine HCl ophthalmic gel) 3%

Flarex®

Maxidex®
(dexamethasone ophthalmic suspension) 0.1%

Maxitrol®
(neomycin and polymyxin B sulfates and dexamethasone ophthalmic suspension)

Natacyn™
(natamycin ophthalmic suspension) 5%

ZERVIATE®

vevye®
(cyclosporine ophthalmic solution) 0.1%

tyrvaya®
(varenicline solution) nasal spray 0.03mg

TobraDex® ST
(tobramycin/dexamethasone ophthalmic suspension) 0.3%/0.05%
XanGen

Verkazia®
cyclosporine ophthalmic emulsion 0.1%

Vigamox®
(moxifloxacin HCl ophthalmic solution) 0.5% as base

FRESHKOTE®
Preservative Free
LUBRICANT EYE DROPS

Anterior Segment

ILEVRO.
(nepafenac ophthalmic suspension) 0.3%

IOPIDINE®
(apraclonidine hydrochloride ophthalmic solution)

Nevanac®
(nepafenac ophthalmic suspension) 0.1%



Posterior Segment

Triesence®
(triamcinolone acetonide injectable suspension) 40 mg/mL

Byooviz™
(ranibizumab-nuna) 0.05mL injection

Opuviz™
aflibercept-yszy

imprimis Rx®
A HARROW COMPANY

Investment Highlights

Key revenue drivers in growth mode; revenue catalysts through 2029

Vevye (cyclosporine ophthalmic solution) 0.1% — Dry Eye Disease

21% TRx growth Q2 '26 vs Q1 '26

- Outpaced branded DED market growth during Q2 (21% vs. 14%)
- 40% revenue growth, Q2 '26 vs Q1 '26
- 15% prescriber growth Q2 '26 vs Q1 '26
- 4% NRx growth Q2 '26 vs Q1 '26
- 14.6% market share as of end of June '26
- 2X salesforce & new coverage expected to drive NRx & TRx growth

IHEEZO (chloroprocaine HCl ophthalmic gel) 3% — Ocular Anesthesia

44% Unit demand growth Q2 '26 vs Q1 '26

- Highest unit demand quarter since launch
- 34% YoY unit demand growth
- 224 ordering accounts, +32% YoY; 62 new in Q2 > all of H1 2025
- ~25% net pricing increase (7/1/26); multi-unit packaging launched

Triesence (triamcinolone acetonide injectable suspension) 40 mg/mL — Injectable Corticosteroid (preservative-free)

39% Unit demand growth Q2 '26 vs Q1 '26

- Strongest quarter in product history – unit demand up 162% YoY
- Momentum: May 2026, strongest month, ↑151% versus May 2025
- 54% of Q2 unit volume from ocular surgery accounts
- 3X surgical salesforce (during H1 2026)
- Phase 3 data and label expansion on track

Upcoming Growth Catalysts

tyrvaya Acquisition Expands DED leadership; immediate strategic growth driver; attractive price

- BYOOVIZ launched 7/1/2026; expanding growing retina franchise
- VERKAZIA relaunched into VKC; improving Rx volumes
- IOPIDINE J-Code effective July 1; strong reception at ASRS for high-volume IVIs (GA and Eylea HD injections); YAG and SLT IOP control
- MELT programs _on track_; launch expected in H2 2028

See References, slide 34

Durable Growth: Launches & Pipeline

Launching at least one product every year through 2029 – within Harrow's existing cost structure and commercial footprint

1. **BYQLOVI** – Clobetasol Topical Steroid – Q3 2026
2. **tyrvaya** – Dry Eye Disease Nasal Spray – 2H 2026
3. **Opuviz™ aflibercept-yszy** – Anti-VEGF Biosimilar – 2027
4. **G-MELT™** – Ketamine + Midazolam ODT – 2028
5. **YOCHIL™** – Midazolam ODT Series – 2028
6. **H-NO8** – Triamcinolone Acetonide PFS – H2 2028 / H1 2029

COMMERCIAL LAUNCHES | PIPELINE

Financials & Outlook

2Q26 | Results and Outlook

Key Financial Metrics and Revenue Conversion

Key Financial Metrics

Five years of consistent revenue and EBITDA expansion

FIVE-YEAR TRACK RECORD

CONSOLIDATED REVENUE

$ in millions

↑ 41% 5-Yr CAGR


$400M
$300M
$200M
$100M
$0M
$72.5M
$88.6M
$130.2M
$199.6M
$272.3M
$357.5M (Midpoint)
2021
2022
2023
2024
2025
2026E

ADJUSTED EBITDA

$ in millions

↑ 62% 5-Yr CAGR


$100M
$75M
$50M
$25M
$0M
$11.4M
$13.0M
$28.1M
$40.3M
$61.9M
$90.0M (Midpoint)
2021
2022
2023
2024
2025
2026E

Q2 2026 Key Metrics

REVENUE	ADJ. EBITDA
$70.7M	$(1.2)M

PRODUCT REVENUE

VEVYE	$29.4M
IHEEZO	$15.6M
Specialty + TRIESENCE	$11.0M
Compounded	$14.6M

$83.9M Cash & Equivalents *(as of June 30, 2026)*
TYRVAYA to be funded from cash on hand — no dilution, no new debt

Reaffirming 2026 Financial Outlook

FY '26 Revenue	FY '26 EBITDA
$350M – $365M	$80M – $100M
Midpoint ~$357.5M	*Midpoint ~$90M*

See References, slide 34

H1-H2 2026: Converting Demand to Revenue

Q2's +60% sequential revenue growth came with five key levers still switched off — all five are now live in H2 2026

H1 2026 · BUILDING DEMAND

+60%
sequential revenue growth

$44.2M → $70.7M
Q1 to Q2 2026 revenue

Q2 2026 DEMAND — ALL-TIME HIGHS

IHEEZO	VEVYE	TRIESENCE
65,477 units	$29.4M	14,529 units
+44% vs Q1 2026	+40% vs Q1 2026	+39% vs Q1 2026

H2 2026 · CONVERTING TO REVENUE

+39–45%
Avg. growth needed per quarter

$114.9M → $235–250M
H1 to H2 revenue target

FY2026 GUIDANCE — REITERATED

$350–365M	$80–100M	$250M (goal)
revenue	adjusted EBITDA	In quarterly revenue, by the end of 2027

WHAT WAS MISSING IN H1

- **IHEEZO Pricing:** pass-through lost April 1
- **Field Force:** hired, not yet productive
- **Channel Inventory:** destocking drag on revenue
- **VEVYE Economics:** rules changed late April, pre-deductible
- **New Products:** BYOOVIZ commercial launch July 1

NOW LIVE FOR H2

- **IHEEZO Pricing:** net price up ~25%, effective July 1
- **Field Force:** VEVYE 2x, surgical 3x, added to all other teams
- **Channel Inventory:** normalized, revenue tracks demand
- **VEVYE Economics:** rules live, Rx growth + new coverage (8/1)
- **New Products:** BYOOVIZ and VERKAZIA live, TYRVAYA 2H

Dry Eye Disease

VEVYE | TYRVAYA | **Harrow's Dry Eye Portfolio**

Market Leadership, Growth and Differentiation

Building the Leading Dry Eye Portfolio

VEVYE remains our first-line therapy for chronic dry eye disease. By adding TYRVAYA, along with other ocular surface treatments in the Harrow portfolio, like FRESHKOTE® and FLAREX®, we can now provide prescribers with a more complete approach to treating DED using multiple, fundamentally different mechanisms of action

FIRST-LINE ANCHOR THERAPY

vevye®

Best-in-class cyclosporine; rapid, durable efficacy

Foundation of Harrow's Dry Eye Disease portfolio

+

COMPLEMENTARY DED PRESCRIPTION PRODUCT

tyrvaya®

Neural-pathway nasal spray — *no eye drop required*

Complements VEVYE with a differentiated mechanism

ONE COMMERCIAL ENGINE. BROADER PHYSICIAN CHOICE. FASTER GROWTH FOR BOTH BRANDS.

EXPANDS OUR ADDRESSABLE MARKET

TYRVAYA allows us to reach drop-fatigued patients, ~45M US contact lens wearers, and those needing rapid, predictable tear production

LEVERAGES EXISTING INFRASTRUCTURE

Built on Harrow's commercial, market access & reimbursement platform — plus Viatris' experienced DED sales force

ATTRACTIVE DEAL TERMS; INCLUDES GLOBAL RIGHTS

$30M upfront, up to $70M in one-time net-sales milestone payments that are structured to *increase* expected transaction ROI

To be funded from cash on hand — no dilution to stockholders and no incremental interest costs

VEVYE — Best-in-Class for DED

vevye®
(cyclosporine ophthalmic solution) 0.1%

The first and only water-free cyclosporine for the signs and symptoms of dry eye disease

~22x More cyclosporine delivered into the cornea vs. Restasis
Preclinical ex-vivo corneal penetration study data

Rapid Onset
Fastest-working immunomodulator for DED

Durable Effect
Significant staining improvement by Day 15, sustained to 56 weeks

Well-Tolerated
99.8% of patients experience no or mild instillation pain

IP Protection
Orange Book–listed patents expiring in 2039

MARKET OPPORTUNITY

DED Patient Funnel

38M+	Americans with dry eye symptoms
16.4M	Diagnosed U.S. adults (6.8%)
9.0M	Moderate-to-severe disease
1.2M	On Rx therapy

~93% of diagnosed U.S. patients are not on Rx

~20% annual Rx growth
DED Rx volumes growing ~20% annually over last 2 years

See References, slide 34

VEVYE Q2 2026 Key Metrics

+40%	**~4%**	**~21%**	**+15%**	**14.6%**
Revenue Growth	NRx Growth	TRx Growth	Prescriber Growth	Market Share
Q2 '26 vs Q1 '26	Q2 '26 vs Q1 '26	Q2 '26 vs Q1 '26	Q2 '26 vs Q1 '26	As of end of June '26

Quarterly Revenue

U.S. net revenue | Q2 '25 → Q2 '26



$35M
$30M
$25M
$20M
$15M
$10M
$5M
$M
$18.6M
$22.6M
$25.9M
$20.9M
$29.4M
Q2 2025
Q3 2025
Q4 2025
Q1 2026
Q2 2026

Q2 Highlights

- **Outpaced branded Dry Eye Disease market growth: VEVYE TRx grew 21% QoQ vs. 14% branded DED category TRx growth (IQVIA Xponent)**
- **Increased TRx** market share to 14.6% in Q2
- **Improved VEVYE economics, with meaningfully lower co-pay card utilization, higher ASP, and normalized channel inventories**
- **Continued physician adoption**, with prescribers increasing 15% sequentially
- **Expanded commercial coverage**, with top-three commercial PBM (Aug. 1)
- **Doubled commercial team**, expected to support continued prescription growth throughout the second half of 2026

See References, slide 34

TYRVAYA — Differentiated Treatment

The only FDA-approved nasal spray for DED — stimulating natural tear production through a different pathway than drops

THE MECHANISM

- Selective nicotinic receptor agonist — activates the trigeminal pathway to stimulate tears
- No drop, no drug placed on the eye — works through the nose, not the ocular surface
- Tear production increases on average ~5 minutes after the first dose

THE CLINICAL EVIDENCE

- Proven in ONSET-1, ONSET-2 & MYSTIC — 1,000+ patients studied
- ~50% of patients showed a significant tear increase at 4 weeks vs. 14–28% on vehicle
- First & only FDA-approved nasal spray for dry eye disease (approved Oct. 2021)

WHO IT'S BUILT FOR

- **Broadens Harrow's addressable DED market, complementing VEVYE with a differentiated, non-drop treatment option**
- Patients who struggle with or resist eye drops
- No contact lens removal required (~45M U.S. contact lens wearers)
- Patients with aqueous-deficient DED, drop fatigue, or poor adherence to topical therapy

TWELVE ORANGE BOOK LISTED PATENTS WITH EXPIRY IN 2035

ZERO
Contraindications • Ocular AEs • Label Warnings


tyrvaya
(varenicline solution)
nasal spray 0.03 mg
2 nasal spray bottles
for a 30-day supply
FOR INTRANASAL USE

- 2 bottles = 30-day supply
- 60 sprays per bottle (4.2 mL each)
- 0.03 mg varenicline solution

>$30M 2027 revenue
Expected TYRVAYA contribution (once closed)

Full Spectrum Leadership

Harrow fields products engineered to win – on efficacy, patient experience, and economics

01 CHRONIC

Anti-Inflammatory

Chronic inflammatory DED — the seminal long-term therapy.

- H **VEVYE**
- **Cequa**Δ
- **Restasis**Δ
- **Xiidra**Δ

VEVYE VALUE

- Only water-free cyclosporine (0.1%)
- SFA vehicle → greater corneal delivery
- Relief by Day 15 vs. months for Restasis
- No dysgeusia (taste change) – a known side effect of Xiidra
- Signs & symptoms; lowest patient discomfort data

02 EPISODIC

Basal Tear Production

Aqueous-deficient DED — drop-free tear stimulation.

- H **Tyrvaya**
- **Tryptyr**Δ

TYRVAYA VALUE

- Nasal spray — no drop/drug on the eye
- Stimulates natural tear production
- Only option not requiring lens removal (~45M U.S. wearers)
- Multi-year record + broad coverage

03 EPISODIC

Tear Film Stabilization

Evaporative DED / MGD — lubricates and stabilizes the tear film.

- H **FreshKote**
- **Miebo**Δ
- **OTC drops**

FRESHKOTE VALUE

- Triple-action polymer — all three tear layers
- Uniquely high oncotic pressure
- Draws fluid from epithelium; restores tear film integrity
- Fraction of branded cost

04 EPISODIC

Steroids

Acute inflammatory flares — rapid, short-term symptom control.

- H **Flarex**
- **Eysuvis**Δ
- **Loteprednol**

FLAREX VALUE

- Acetate base provides prednisolone-level penetration
- Strong potency for moderate inflammation
- Safer fluorometholone IOP profile
- Far less steroid-response pressure rise
- **Cash-pay access option available**

H **Harrow-owned** Δ **Not a Harrow-owned product or trade name**

For illustrative purposes only. See References, slide 34 for trademark attribution and comparative-claim disclosures.

Ocular Anesthesia

IHEEZO | In-Office Ocular Surface Anesthesia

Market Opportunity, Clinical Profile, and Access

IHEEZO Overview

Sterile, single-patient-use, physician-administered, ophthalmic gel preparation for ocular surface anesthesia, approved by the FDA in September 2022

- **First-in-class:** only branded ocular anesthetic approved in the U.S. in nearly 14 years[1]
- **Large TAM:** >14M annual U.S. ocular procedures require surface anesthesia[2]
- **Reimbursement unlocked:** permanent J-Code (J2403) in the in-office setting[3]
- **IP runway:** two Orange Book patents, latest expiring 2039[4]
- **Clinical advantage:** rapid onset, lower pain vs. tetracaine, no supplemental dosing required, inactive ingredient hydroxyethyl cellulose, typically used in eye lubricants/tears

IHEEZO™
(chloroprocaine HCl ophthalmic gel) 3%

IHEEZO clinical studies demonstrated[5]:

~1-1.5 Min.		~22 Min.	
IHEEZO worked rapidly	IHEEZO had lower pain scores vs tetracaine	Sufficient anesthesia to perform the surgical procedure	No patient required supplemental dosing

See References, slide 34

IHEEZO Total Addressable Market

All eight procedure categories are IHEEZO-applicable | CPT codes shown with each procedure

Estimated Annual U.S. Procedure Volume (millions)



Intravitreal Injections 67028
10.0M
Laser Procedures 65855 / 66761 / 67210
1.5M
Gonioscopy (Procedural) 92020
1.0M
Foreign Body Removal 65222 / 65205
0.7M
Other In-Office Various
0.5M
Corneal Procedures 65435 / 0402T
0.3M
Punctal Occlusion 68761
0.3M
Glaucoma Implant 66183-66185
0.2M

~14M+ Estimated Annual U.S. In-Office Procedures | *Standard of Care Requires Ocular Surface Anesthesia*

See References, slide 34

IHEEZO Q2 2026 Key Metrics

Record unit demand, ordering accounts and re-order rate | Net pricing up ~25% effective Q3 2026

+44%
Unit Demand Growth
Q2 '26 vs Q1 '26

+32%
Total Ordering Accounts
224 total · 62 first-time in Q2

85.5%
Re-Order Rate
Trailing 12 months

~25%
Increase in Net Pricing
Effective Q3 2026

Quarterly Customer Unit Demand

+34% YoY
Entering Peak Season

*FY 2024: **128,585 units** → FY 2025: **201,215 units** → **56% growth***



2025
2026
80,000
60,000
40,000
20,000
0
38,940
45,509
48,765
65,477
50,565
62,945
Q1
Q2
Q3
Q4

Q2 Highlights

Strongest Quarter in Product History
- All-time high in unit demand

New Account Momentum at Record Pace
- 224 total ordering accounts (+32% YoY)
- 62 new accounts in Q2 alone exceeded all of H1 2025

Net Pricing Increase + New Packaging Effective July 1
- ~25% improvement in net price per unit
- Robust supply of new 5-unit packaging

Interim Retina Clinical Data – ASRS July 2026
- IHEEZO patients more pain-free at 24hrs vs. subconjunctival lidocaine
- QUELL study (larger IND trial) topline expected Q4 2026

In-Office Channel Gaining Momentum

See References, slide 34

Injectables

TRIESENCE | Ophthalmic Injectable Portfolio

Market Opportunity and Commercial Update

TRIESENCE Overview

Triesence (triamcinolone acetonide injectable suspension) 40 mg/mL

Injectable suspension (triamcinolone acetonide 40 mg/mL) with separate reimbursement in every traditional care setting[1]

Regulatory

Only FDA-approved preservative-free synthetic corticosteroid for injectable ophthalmic use

Supply

5-year supply agreement with CMO; next-generation product candidate in development (H2 2028 / H1 2029 launch)

Reimbursement

Product-specific J-Code (J-3300); CMS pass-through status since April 2025

IP Protection

Orange Book–listed patents through 2029; next generation launch expected pre-expiry

Commercial Expansion into Ocular Inflammation

7M+ Annual potential U.S. use cases in ocular inflammation

96% Covered Lives

~$38 Patient Out-of-Pocket

- Consistent favorable post-op outcomes reported by physicians
- Removes reliance on patient eye drop compliance
- Reimbursed in every care setting — ASC, HOPD, and office

See References, slide 34

TRIESENCE Q2 2026 Key Metrics

+39%
Unit volume growth
Q2 '26 vs Q1 '26

54%
Volume from Ocular Surgery Accounts
Q2 '26

+69
Net new accounts QoQ
805 total accounts – highest since launch

7Qs
Consecutive growth
Since re-launch

Quarterly unit demand

Unit demand per quarter | Q1 '25 → Q2 '26

+162% YoY



2025
2026
17500
15000
12500
10000
7500
5000
2500
0
4,444
10,492
5,615
14,529
9,650
10,377
Q1
Q2
Q3
Q4

Q2 Highlights

Strongest Quarter in Product History
- May 2026 was the strongest single month ever up 151% vs. May 2025

Account Adoption Reaching Scale
- Majority of new accounts driven from expansion into ocular inflammation

Surgical Sales Force Tripled in Q2
- New reps joined mid-quarter – full productivity expected in H2 2026

Phase 3 Data and Label Expansion on Track
- Clinical trial for ocular inflammation & pain post-cataract surgery underway
- Topline data expected early 2027 – potential to expand TAM

Next-Generation Product Candidate as the Long-Term Catalyst
- Next-generation product candidate expected to carry its own NDA
- Provides better patient experience, greater pricing flexibility + materially improved net profitability vs. current product

See References, slide 34

Anti-VEGFs

BYOOVIZ | OPUVIZ | Ophthalmic Biosimilars

Market Opportunity and Differentiated Approach

Best-in-Class Anti-VEGF Biosimilars

Two FDA-approved ophthalmic biosimilars acquired from Samsung Bioepis — addressing the largest market in ophthalmology

	Byooviz® ranibizumab-nuna	Opuviz™ aflibercept-yszy
REFERENCED DRUG	First FDA-approved **LUCENTIS®** referenced biosimilar	FDA-approved **EYLEA®** referenced biosimilar
INDICATIONS	• Neovascular (Wet) Age-Related Macular Degeneration • Macular Edema following Retinal Vein Occlusion (RVO) • Myopic Choroidal Neovascularization (mCNV)	• Neovascular (Wet) Age-Related Macular Degeneration • Macular Edema following RVO • Diabetic Macular Edema (DME) & Diabetic Retinopathy
STATUS	Interchangeability Status	Interchangeability Status
U.S. LAUNCH	Launched July 1, 2026	U.S. Launch Planned: 2027

Strategic fit — leveraging existing commercial infrastructure with clinical synergy alongside IHEEZO, TRIESENCE and IOPIDINE

See References, slide 34

Anti-VEGF Market

A defined market opportunity met with a differentiated, relationship-led commercial strategy

U.S. Anti-VEGF Market

~8.5M units annually | >$4.2B Medicare Part B spend

2025 U.S. Anti-VEGF Injection Share (by Product)


AVASTIN (COMPOUNDED)
29.8%
EYLEA (2 MG)
21.9%
VABYSMO
18.9%
AFLIBERCEPT BIOSIMILARS[2]
11.8%
ALL OTHER[1]
17.6%

Harrow's Differentiated Launch Strategy

Account-Level Retina Relationships

- Years of trusted service to retina practices position us to engage at the account & patient level, not on price
- Physicians prioritize supplier reliability, service, and consistency — attributes Harrow has demonstrated at scale

Integrated Continuum of Care

- IHEEZO (anesthesia), BYOOVIZ (anti-VEGF), and TRIESENCE (inflammation) support the full procedure-through-recovery journey
- An integrated portfolio single-product competitors can't match

Commercial Flexibility at Launch

- Plan to offer extended payment terms to creditworthy customers
- A meaningful lever in buy-and-bill economics — designed to accelerate adoption from day one

See References, slide 34

Specialty and Access+

VERKAZIA | NATACYN | Specialty Portfolio

Steroids, NSAIDs and Anti-Inflammatories

Specialty and Access+

Eleven branded ophthalmic products + ImprimisRx compounded formulations

Category	Products
STEROIDS — NSAIDs — ANTI-INFLAMMATORIES	Flarex® (fluorometholone acetate ophthalmic suspension) 0.1%; ILEVRO® (nepafenac ophthalmic suspension) 0.3%; Maxidex® (dexamethasone ophthalmic suspension) 0.1%; Nevanac® (nepafenac ophthalmic suspension) 0.1%
ANTIHISTAMINE — ANTIBIOTIC — STEROID COMBINATION	Maxitrol® (neomycin and polymyxin B sulfates and dexamethasone ophthalmic suspension); TobraDex® ST (tobramycin/dexamethasone ophthalmic suspension) 0.3%/0.05%; Vigamox® (moxifloxacin HCl ophthalmic solution) 0.5% as base; ZERVIATE®
VERNAL KERATO-CONJUNCTIVITIS (VKC)	Verkazia® cyclosporine ophthalmic emulsion 0.1% — *Only FDA-approved product for VKC*
ANTI-FUNGAL	Natacyn® (natamycin ophthalmic suspension) 5% — *Only FDA-approved anti-fungal*
INTRAOCULAR PRESSURE CONTROL	IOPIDINE® (apraclonidine hydrochloride ophthalmic solution)
COMPOUNDED FORMULATIONS	ImprimisRx® A HARROW COMPANY — *ImprimisRx — broadest cash-pay portfolio*

Q2 2026 HIGHLIGHTS

- **IOPIDINE J-Code effective July 1**, improving reimbursement and supporting commercial adoption
- **VERKAZIA relaunch underway,** with initiatives focused on expanding access, improving reimbursement, ensuring reliable supply, and increasing physician awareness
- **NATACYN clinical study advancing,** with patient enrollment underway and topline data expected in Q4 2026
- **Access+ commercial organization expanded,** supporting the broadest cash-pay ophthalmic portfolio

IOPIDINE® Enabled by Reimbursement

Only FDA-approved therapy to prevent procedural IOP spikes

CLINICAL EVIDENCE

Indication
Only FDA-approved product to prevent IOP spikes after certain in-office laser procedures

~91% risk reduction
Severe IOP spikes drop from ~23% untreated to ~2% with IOPIDINE

Risks if unmanaged
Eye pain, blurred vision, and potential optic nerve damage in vulnerable patients

REIMBURSEMENT INFLECTION

EFFECTIVE JULY 1, 2026

Historically underutilized — no in-office reimbursement pathway, leaving IOPIDINE a cost center for physicians paid out of a capitated fee. The J-code now allows physicians to bill and be reimbursed at WAC +3% to 6% at launch, moving to ASP +6%.

MARKET OPPORTUNITY

1.5M+
Annual U.S. laser procedures

~91%
Relative risk reduction

J-Code
Effective July 1, 2026

DRIVERS OF ADOPTION

- **Aging population:** Growing procedure volumes; earlier intervention is standard of care
- **Prevention economics:** Reduces follow-up visits and complication costs
- **Unique indication:** No FDA-approved alternative with an established J-code
- **Strong anecdotal reception:** Feedback at recent ASRS meeting was very positive; physicians want to use on-label, appreciate avoidable practice costs; J-code aligns incentives with evidence-based practice

See References, slide 34

The VERKAZIA® Opportunity

VKC is a chronic allergic eye disease — driven by immune dysregulation, across a spectrum (from highly underdiagnosed mild cases to severe and sight-threatening cases), which primarily affects children, but can reach into adulthood

THE DISEASE SPECTRUM





Chronic inflammation can progress to corneal damage and vision-threatening complications

MILD VKC Underdiagnosed; itching, redness with few Rx options beyond antihistamines; large patient population

SEVERE VKC Sight-threatening; corneal damage risk without adequate treatment

STEROID RISKS Glaucoma/cataract risks make long-term steroid use untenable in children

WHY IT MATTERS — THE CLINICAL GAP

~61%
of VKC patients are inadequately controlled on antihistamines alone[1]

0
FDA-approved steroid-sparing therapy existed before VERKAZIA

THE GAP: Antihistamines treat symptoms. Steroids carry long-term risk. **No steroid-sparing immunomodulator has addressed the full VKC population** — leaving a large unmet need across both mild and severe disease

THE VERKAZIA OPPORTUNITY

- **Only steroid-sparing immunomodulator approved for VKC**
- Clinically proven: significant corneal improvement, symptom reduction & less steroid rescue vs. control
- Guideline-supported: 2023 consensus recommends early CsA use for long-term management
- **Mild (new-to-Rx) and severe (steroid-dependent) patients represent a large, underpenetrated opportunity**

See References, slide 34

The NATACYN® Opportunity

Blepharitis is not a single infection — it is a microbiome imbalance (or dysbiosis) of the eyelid margin, driven by multiple etiologic pathogens

THE ETIOLOGIC TRIAD


Demodex Mite: 300 – 400 micrometers (µm)[2]
Fungus (Hyphae/Yeast): 2 – 10 micrometer (µm)[3] Bacteria: 0.5 – 2 micrometers (µm)[4]
FUNGUS ON THE MITE AND EYELIDS
BACTERIAL COLONIES
DEMODEX MITE

BACTERIA Staphylococcus — lipases, toxins, biofilms[5]

DEMODEX MITES Mechanical damage, bacterial vectors[6]

FUNGI Candida / Malassezia — under-recognized and persistent[7]

WHY IT MATTERS — THE CLINICAL GAP

~50%
of patients fail when only bacteria or mites are treated[8,9]

~79%
of chronic cases show fungal elements; a largely untreated base[10]

THE GAP: Antibiotics treat bacteria; Xdemvy® treats mites; There is **no standard therapy that addresses the fungal component** — leaving post-Xdemvy non-responders symptomatic.

THE NATACYN OPPORTUNITY

- **Only FDA-approved ophthalmic antifungal**
- Triple-therapy is biologically rational: antibacterial + antiparasitic + antifungal addresses all three pathogens
- Entry point: Xdemvy® non-responders — a large, underpenetrated refractory population
- Investigator-initiated study: first patients enrolled in Q2 2026; topline data expected Q4 2026

See References, slide 34

MELT Programs

G-MELT | YOCHIL | **Sedation Pipeline**

Non-IV, Opioid-Free Sedation Programs in Development

G-MELT: IV & Opioid-Free Sedation

Fixed dose sublingual tablet combining 3 mg midazolam + 50 mg ketamine (non-opioid), two known and proven FDA-approved molecules in a novel form

WHAT MAKES G-MELT DIFFERENT

Zydis® sublingual technology
Dissolves in seconds under the tongue. Exclusive license from Catalent; Zydis® has supported 35+ FDA-approved products over nearly three decades

Superior PK profile
Rapid absorption through sublingual mucosa results in rapid, systemic circulation and better bioavailability profile than via GI tract absorption

Pharmacologic synergy
Midazolam offsets the negative effects of ketamine — delivering effective sedation without IV lines or opioids

MARKET OPPORTUNITY

5M+ Annual U.S. cataract surgeries — G-MELT's initial target market

100M+ Potential short-duration procedures in several large markets

PATH TO LAUNCH

Regulatory Milestones

- **Remaining ancillary studies** — *Initiated*
- **Pre-NDA meeting — granted by FDA** — Granted; early Q4 2026 – dossier preparation in parallel
- **NDA Submission** — H1 2027
- **Potential FDA Approval** — H1 2028
- **Potential Launch** — H2 2028

See References, slide 34

YOCHIL: Pediatric Oral Midazolam ODT

Oral dissolving tablet delivering midazolam for sedation, anxiolysis, and amnesia prior to diagnostic, therapeutic, or endoscopic procedures in pediatric patients

WHAT MAKES YOCHIL DIFFERENT

De-risked clinical pathway
Extensive clinical dataset generated through the G-MELT (MELT-300) program, supporting a streamlined 505(b)(2) regulatory pathway

Validated proprietary ODT platform
Built on the same proprietary Zydis® sublingual platform as G-MELT, dissolving under the tongue in seconds

Addresses an unmet pediatric need
Oral midazolam, currently available only as a syrup, can be challenging for children to tolerate, and a fast-dissolving tablet has the potential to improve both the patient and provider experience

BROAD COMMERCIAL OPPORTUNITY

7M+
Annual Pediatric Procedures

Potential broad label across multiple pediatric procedural settings, supporting a significant commercial opportunity

PATH TO LAUNCH
Key Regulatory Milestones

- **End-of-Phase 2 FDA meeting** — *Completed*
- **Protocol refinement** — Incorporating FDA feedback
- **PK bridging study to midazolam syrup** — Under consideration
- **NDA Submission** — 2027
- **Potential Launch** — 2028

See References, slide 34

References

Sources and footnotes for figures cited throughout this presentation

Data sources

Market, prescription, and procedure data are drawn from IQVIA (including Xponent), PhilRx, Vestrum Health, Market Scope, Definitive Healthcare, the AAO IRIS Registry, CMS HCPCS/CPT databases and Medicare Part B payment limit files, company annual reports, Review of Optometry, and Harrow internal data and data on file. U.S. dry eye disease patient funnel: Farrand et al., Am J Ophthalmol 2017;182:90-98 (16.4M diagnosed U.S. adults, 6.8% of adult population); Prevent Blindness (2019) (moderate-to-severe population); and published U.S. analyses of dry eye symptom prevalence and prescription treatment rates.

Regulatory and clinical sources

Regulatory information is drawn from FDA Drugs@FDA, the FDA Orange Book, and FDA-approved product labeling. Clinical and conference sources include Ophthalmology (2024), Frontiers in Medicine (2026), the OIS Dry Eye Conference (March 2021), and data presented at ASRS 2026. Certain figures are internal estimates derived from these datasets and from internal development plans.

Non-GAAP financial measures

Adjusted EBITDA is defined as net income (loss), excluding the effects of stock-based compensation, interest, taxes, depreciation, amortization and other non-recurring items. Compound annual growth rates are calculated for the period 2020 through 2025.

Product comparisons

Product comparisons are for illustrative purposes only. No head-to-head clinical trials have been conducted comparing one product versus another. Comparative statements reflect FDA-approved labeling and publicly available information and are not intended as promotional or clinical claims.

Trademarks

All third-party trademarks, trade names, and product names are the property of their respective owners and are used for identification purposes only. Their use does not imply any affiliation with, or endorsement by, Harrow.

Pending transactions and forward-looking information

The acquisition of TYRVAYA remains subject to closing conditions. Statements regarding anticipated launches, revenue contribution, regulatory milestones, and market opportunity are forward-looking and are subject to the risks and uncertainties described in Harrow's filings with the Securities and Exchange Commission.